Exhibit 10.33

LEHMAN BROTHERS BANK FSB.

921 North Orange Street
Wilmington, Delaware 19801

October 28, 2005

RKB Washington Propery Fund I L.P.

Presidents Park I LLC

Presidents Park II LLC

Presidents Park III LLC

1280 Maryland Avenue, S.W.

Washington, D.C.

20024

Re:          Property known as Presidents Park I, II, and III in Herndon, Virginia
(the “Property”)

Dear Mark Keller:

Lehman Brothers Bank, FSB hereby issues this commitment (the “Commitment”) to make, or cause an affiliate to make, a first mortgage loan on the Property described above (the “Loan”) to Presidents Park I LLC, Presidents Park II LLC and Presidents Park III LLC (collectively “Borrower”), each of which is, and shall at the time of the closing of the Loan be, a special purpose entity indirectly owned and controlled by RKB Washington Property Fund I L.P. (the “Sponsor”), or its successor in interest, on the terms and subject to the conditions described in this letter and the Mortgage Loan Terms and Conditions attached hereto as Exhibit A (the “Term Sheet”).  Borrower and Sponsor expressly acknowledge and agree that Lender’s obligation to make this Loan is subject to, among other things, Lender’s satisfactory completion of its due diligence as specified in the Term Sheet and such other matters as Lender shall determine.

If Borrower’s and Sponsor’s acceptance of this Commitment is not received by 5:00 pm, New York City time on November 2, 2005, this Commitment shall be of no further force and effect. This Commitment shall expire on January 24, 2006 (unless extended by the mutual agreement of Borrower, Sponsor and Lender, which agreement shall be in the sole discretion of the respective parties) by which time the Loan must have closed or this Commitment shall be of no further force and effect.

Borrower and Sponsor represent that (i) the proposed finance transaction described herein is not the subject of a commitment from another lender and (ii) no other party has a right of refusal or any other option which could cause the transaction contemplated herein not to be consummated.  Borrower and Sponsor represent and warrant to Lender that no broker(s), agent(s) or finder(s) retained or engaged by Borrower, Sponsor, or any affiliate thereof arranged for this Commitment or were otherwise involved in any manner in the financing or any aspect thereof.

This Commitment, together with the attachments hereto, and that certain letter agreement dated the date hereof between Sponsor, Borrower, Republic Properties Corporation, RKB Washington Property Fund I, L.P., Republic Property Trust and Lehman Brothers Inc. (the “IPO Letter”), contains the entire agreement between Borrower, Sponsor and Lender, and any other agreements shall be deemed to have merged herewith.  The Commitment is for the benefit only of the parties hereto and their respective affiliates and no third party shall have any interest herein or in the proceeds of the Loan.  This Commitment and the proceeds thereof are not assignable by Borrower or Sponsor to any other person, entity or corporation without Lender’s written consent; provided, however, that this Commitment may be assigned by Sponsor to Republic Property Trust (“RPT”), a Maryland real estate investment trust that has been formed to succeed to the assets and operations of Sponsor, in connection with the consummation of the initial public offering of common shares of RPT, or to Republic Property Limited Partnership (“RPLP”), provided that RPT is the sole general partner thereof and RPLP has succeeded to the assets and operations of the Sponsor, in which event the Assignee shall become the Sponsor.  The terms and provisions of this Commitment cannot be waived or modified except in writing and signed by Borrower, Sponsor and Lender.  Except for the immediate preceding paragraph and any provisions concerning fees and expenses, the terms of this Commitment shall not survive the closing of the Loan.  This Commitment may be executed in counterpart, each of which when executed and delivered shall be an original and together shall constitute one and the same instrument.  This Commitment shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.  Each party hereto hereby submits to the exclusive jurisdiction of the courts of the State of New York for any legal action or proceeding resulting from the transaction contemplated herein.  This Commitment has been negotiated, issued and accepted in New York City, New York.  Each party hereto hereby waives its right to a trial by jury.

Please indicate your acceptance of the matters set forth herein by signing in the place provided below and returning the executed Commitment, together with the executed IPO Letter,  to Steve Hentschel at Lehman Brothers, 399 Park Avenue, 8th Floor, New York, New York 10022 or via facsimile transmission to (646) 758-4460, and delivering the Application Deposit in the amount of $100,000.00 and a portion of the Origination Fee in the amount of $620,000.00 by wire transfer as provided in the Term Sheet prior to 5:00 PM New York City time on November 2, 2005.  Please contact Steve Hentschel at (212) 526-3762 if you have any further questions regarding this Commitment.

Very truly yours,

Lehman Brothers Bank FSB

By:	/s/ Ken Cohen
Name: Authorized Signatory

By its signature below, the undersigned hereby unconditionally accepts the Commitment in accordance with the terms and conditions set forth herein and further agrees that the Loan will be accepted by the undersigned upon the terms and conditions set forth herein.

Presidents Park I LLC

By:	/s/ Mark Keller
Name: Mark Keller
Title: President
Telephone:
Facsimile:

Presidents Park II LLC

By:	/s/ Mark Keller
Name: Mark Keller
Title:President
Telephone:
Facsimile:

Presidents Park III LLC

By:	/s/ Mark Keller
Name: Mark Keller
Title: President
Telephone:
Facsimile:

RKB Washington Property Fund I L.P., by RKB Washington Property Fund I LLC, its general partner

By:	/s/ Mark Keller
Name:
Title:
Telephone:
Facsimile:

Please provide us with the name, address and telephone number of your counsel in the space below:

Eleanor Zappone, Esquire (202-857-6273) (FAX: 202-857-6395)

Joseph M. Fries, Esquire (202-857-6156)

Arent Fox PLLC

1050 Connecticut Avenue, N.W.

Washington, D.C. 20036